PROMISSORY NOTE

$660,000                         Effective as of November 6, 1996

      FOR VALUE RECEIVED, the undersigned ("Borrower") hereby jointly and severally agrees and promises to pay to the order of AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership (the "Partnership" or "Lender"), at the principal office of its corporate general partner, AEI Fund Management XIX, Inc., a Minnesota corporation, located at 1300 Minnesota World Trade Center, 30 East Seventh Street, Saint Paul, Minnesota 55101 or such other place as the holder of this Note may from time to time designate, the principal sum of Six Hundred Sixty Thousand and 00/100 Dollars ($660,000.00) (the "Loan") (the same constituting purchase money financing to enable Borrower to purchase from Lender the real and personal property situated in Williamson County, Texas, legally described in the Deed of Trust of even date herewith securing Borrower's obligations hereunder), together with interest on the unpaid principal balance at the rates of interest hereinafter specified per annum, payable in lawful money of the United States, as follows:

     The unpaid principal balance of the Loan shall bear interest at a rate of Nine (9%) percent per annum and such interest shall be payable monthly, in arrears, on the principal balance due from time to time and shall be computed and assessed during the term hereof. If the entire outstanding principal balance and accrued interest thereon is not paid in full on or before May 1, 1997, and this Note is otherwise not in default, on and after May 1, 1997, and continuing throughout the remainder of the term of this Note, the unpaid principal balance of the Loan shall bear interest at a rate of Twelve (12%) percent per annum and such interest shall be payable monthly, in arrears, on the principal balance due from time to time and shall be computed and assessed during the term hereof. Interest shall be calculated on the outstanding loan balances from day-to-day on a three hundred sixty-five (365) day basis. Interest shall accrue from and including the effective date hereof as set forth above.

     Until the outstanding principal balance and accrued interest under the Loan shall be paid in full, Borrower shall make monthly payments in the amounts set forth on the attached amortization schedule, said payments being due and payable on or before the fifteenth day of the month. Lender acknowledges that the rent payments payable by the Lessee under that certain Net Lease Agreement dated August 13, 1992 between the Lender and Taco Cabana, Inc. (the "Lease"), have been assigned to Lender and if paid when due, equal the monthly installment due from Borrower hereunder. If said rent payments or in lieu thereof, Borrower's payment have not been received by the due date of the undersigned's installment(s) due hereunder, Lender shall give Borrower written notice of the same (constituting notice of default hereunder) and Borrower shall have five (5) days from the date of such notice opportunity to cure the default.

     Unless the unpaid outstanding principal balance and accrued interest thereon is previously paid, in any event the entire unpaid outstanding principal and accrued interest pursuant hereto shall be due and payable on October 1, 2005.

      Borrower agrees to use their best efforts to obtain third party financing to pay the unpaid balance of the Loan on or before May 1, 1997. If Borrower shall be unable to obtain said financing, it shall notify Lender in writing on or before April 15, 1997, accompanied by reasonable evidence of Borrower's attempts to secure such financing. Borrower shall be obligated to accept commercially reasonable offers of financing of the same, unless such offer of financing shall be at an interest rate or amortization or payment schedule less favorable than that stated herein.

    All  payments  (whether from Borrower  directly  or  due  to payment  of  rents  under the Lease, which, until  an  event  of default shall occur hereunder or under the Deed of Trust securing this Note, shall be first applied as immediately set forth in this sentence) shall be applied first to interest and then to principal, except that if any advance made by the holder of this Note under the terms of any instruments securing the
Note is not repaid, any monies received, at the option of the holder, may first be applied to repay such advances, plus interest thereon as specified under the terms of said instruments, and the balance, if any, shall be applied on account of any installments then due.

    This Note will be governed by the laws of the State of Texas and is the Note referenced in and secured by a Deed of Trust, Security Agreement and Fixture Financing Statement and Assignment of Rents and Leases ("Deed of Trust") of even date herewith given by the undersigned to Mary Furgason, Trustee concerning real and personal property situated in Williamson County, Texas. This Note is further secured by a vendor's lien and superior title retained in a deed from Lender to Borrower of even date herewith.

    If default be made in any payment of principal or interest when due in accordance with the terms and conditions of this Note, or if a default or an event of default occurs under the Deed of Trust, or any other instrument securing this Note, the entire unpaid principal balance together with accrued interest thereon shall become immediately due and payable at the option of the holder hereof.

    Prior to default hereunder, the unpaid principal shall bear interest at the rates provided in this Note. In the event of default under this Note, at the option of the holder hereof, interest shall thereafter be payable on the whole of the unpaid principal sum at the rate of eighteen percent (18%) per annum or the highest rate allowed by law if the highest rate allowed by law is less than eighteen percent (18%) per annum, whether or not the holder hereof has exercised its option to accelerate the maturity of this Note and declare the entire unpaid principal indebtedness due and payable.

    No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any such right or remedy on a future occasion.

    In the event of any default hereunder the undersigned agrees to pay the costs of collection including reasonable attorney's fees.

    The Borrower and all other persons liable under this Note hereby severally waive notices of intention to accelerate maturity and notice of acceleration of maturity.

    The makers, endorser, sureties, guarantors and all other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest and notice of non-payment. Such parties hereby consent to, without affecting their liability to any extension or alteration of the time or terms of payment hereof, any renewal, any release of all or any part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

    All agreements between the undersigned and the holder hereof are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum interest rate permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Deed of Trust or any other security instrument at any time given for the performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances the holder of this Note should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and holder hereof and shall also be binding upon and available to any subsequent holder or endorsee of this Note.

    In the event the undersigned shall sell, convey, transfer, further mortgage or encumber or dispose of the subject property of the Deed of Trust, or any part thereof, or any interest therein, or agrees so to do, or if an interest in the undersigned is sold, transferred, pledged or assigned, without the written consent of holder of this Note being first obtained, then at the sole option of said holder, the holder may declare the entire unpaid principal balance due hereunder, together with accrued interest, due and payable in full and call for payment of the same in full at once.

    This Note may be prepaid in whole or in part without prepayment penalty.


                               /s/ John Schulz
                                   John Schultz

                               /s/ Tom Bibleheimer
                                   Tom Bibleheimer